Indiana Energy, Inc. and Subsidiary Companies
                Highlights                          September 30,       September 30,
               (Unaudited)                              1998              1997 (2)
Basic and Diluted Earnings Per Average Share (1) :

     Three Months Ended -
         Indiana Gas and IEI Services                  ($0.15)             ($1.02)
         IEI Investments                                $0.01               $0.10
            Total                                      ($0.14)             ($0.92)

     Twelve Months Ended -
         Indiana Gas and IEI Services                   $1.12               $0.43
         IEI Investments                                $0.21               $0.25
            Total                                       $1.33               $0.68

Dividends Paid (per common share, 12 months)            $0.90               $0.86

Annualized Dividend (1)                                 $0.93               $0.89

Dividend Yield (at close)                                4.0%                4.0%

Dividend Payout Ratio                                   67.7%              126.4%

Dividend to Book Value                                   9.2%                9.1%


Return on Average Shareholder Equity                    13.4%               7.0%


Book Value Per Share (1)                               $10.16              $9.72

Market to Book Value                                    232%                230%

Common Stock Prices (IEI - NYSE) (1)

     High (12 Month)                                   $25.69              $22.36

     Low (12 Month)                                    $20.34              $16.97

     Close                                             $23.53              $22.31

Price/Earnings Ratio                                    17.7                32.7


Percent Internally Generated Funds - Utility            64%                 58%

Ratio of Earnings to Fixed Charges

     - SEC Method                                       4.6                 2.7


Credit Ratings:

    Indiana Gas                                       AA- / Aa2           AA- / Aa3

    Indiana Energy                                    A+ / Aa3               n/a


(1)  Adjusted to reflect the four-for-three stock split October 2, 1998.
(2)  Reflects the recording of restructuring costs of $39.5 million ($24.5 million after-tax or $.81 per common share) at Indiana Gas during the fourth quarter of fiscal 1997.



                               For 3 Months             For 12 Months
     SELECTED UTILITY        Ended September 30       Ended September 30
   OPERATING STATISTICS
        (Unaudited)            1998      1997           1998      1997


WEATHER AS A PERCENT OF
    NORMAL:                    22%       86%             86%      100%



MARGIN  (Thousands):

     Operating Revenues      $61,821   $58,498         $465,644  $530,407

     Cost of Gas              34,679    32,257          271,004   322,522

     Margin                  $27,142   $26,241         $194,640  $207,885


GAS SOLD & TRANSPORTED
   (MDth):

     Residential               2,118     2,371           41,628    47,505

     Commercial                1,093     1,247           17,099    19,123

     Contract                 11,766    11,156           56,068    56,218

                              14,977    14,774          114,795   122,846


OPERATING REVENUES
   (Thousands):

     Residential             $33,247   $30,921         $300,065  $328,158

     Commercial               11,635    11,219          107,746   117,600

     Contract                 15,749    15,166           51,991    78,581

     Miscellaneous Revenue     1,190     1,192            5,842     6,068

                             $61,821   $58,498         $465,644  $530,407



AVERAGE CUSTOMERS:

     Residential             439,093   429,573          442,131   431,133

     Commercial               45,106    44,539           45,580    45,038

     Contract                  1,040     1,051            1,060     1,064

                             485,239   475,163          488,771   477,235


                                     INDIANA ENERGY, INC.
                                     AND SUBSIDIARY COMPANIES

                                CONSOLIDATED STATEMENTS OF INCOME
                              (Thousands except per share amounts)



                                                                    Year Ended September 30
                                                              1998            1997        1996
OPERATING REVENUES
    Utility                                              $   465,644     $   530,407    $   530,594
    Other                                                        790             152         12,832
                                                             466,434         530,559        543,426
OPERATING EXPENSES
    Cost of gas                                              269,487         322,141        326,851
    Other operating                                           75,589          80,012         84,984
    Restructuring costs                                            -          39,531              -
    Depreciation and amortization                             37,655          35,162         33,340
    Taxes other than income taxes                             14,735          16,962         16,564
                                                             397,466         493,808        461,739

OPERATING INCOME                                              68,968          36,751         81,687

OTHER INCOME
    Equity in earnings of unconsolidated
        affiliates                                             7,226           8,712            (88)
    Other - net                                                2,499           3,120            606
                                                               9,725          11,832            518

INCOME BEFORE INTEREST AND
    INCOME TAXES                                              78,693          48,583         82,205

INTEREST EXPENSE                                              16,640          17,131         16,279

INCOME BEFORE INCOME TAXES                                    62,053          31,452         65,926

INCOME TAXES                                                  21,849          10,949         23,725

NET INCOME                                               $    40,204     $    20,503    $    42,201

AVERAGE COMMON SHARES
    OUTSTANDING (1)                                           30,116          30,107         30,017

BASIC AND DILUTED EARNINGS PER AVERAGE
    SHARE OF COMMON STOCK (1)                            $      1.33     $      0.68    $      1.41


(1)  Adjusted to reflect the four-for-three stock split October 2, 1998.



                                   INDIANA ENERGY, INC.
                                AND SUBSIDIARY COMPANIES

                          CONSOLIDATED STATEMENTS OF CASH FLOWS
                                       (Thousands)


                                                                         Year Ended September 30
                                                                     1998          1997          1996
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                    $   40,204    $   20,503    $   42,201
   Adjustments to reconcile net income to cash
     provided from operating activities -
       Noncash restructuring costs                                        -        32,838             -
       Depreciation and amortization                                 37,842        35,241        33,441
       Deferred income taxes                                          1,591       (12,618)          804
       Investment tax credit                                           (930)         (930)         (930)
       Gain on sale of assets                                        (2,102)       (2,923)            -
       Undistributed earnings of unconsolidated affiliates           (7,226)       (8,712)           88
                                                                     29,175        42,896        33,403
       Changes in assets and liabilities -
         Receivables - net                                           13,890        (8,526)       (2,558)
         Inventories                                                   (272)       24,026        19,966
         Accounts payable, customer deposits, advance
            payments and other current liabilities                  (12,781)        1,941       (14,801)
         Accrued taxes and interest                                  (4,586)        4,530        (3,744)
         Recoverable/refundable gas costs                            16,573        (3,133)       (7,593)
         Accrued postretirement benefits other than pensions          2,350         8,134         3,505
         Other - net                                                 (5,552)       (4,491)          340
           Total adjustments                                         38,797        65,377        28,518
             Net cash flows from operations                          79,001        85,880        70,719

CASH FLOWS REQUIRED FOR FINANCING ACTIVITIES:
    Repurchase of common stock                                       (1,189)            -        (2,116)
    Sale of long-term debt                                           95,053        15,064        21,068
    Reduction in long-term debt                                     (94,508)         (336)      (19,296)
    Net change in short-term borrowings                               9,905        (4,236)       22,011
    Dividends on common stock                                       (26,840)      (25,787)      (24,896)
        Net cash flows required for financing activities            (17,579)      (15,295)       (3,229)

CASH FLOWS REQUIRED FOR INVESTING ACTIVITIES:
    Capital expenditures                                            (66,030)      (71,907)      (66,381)
    Nonutility investments in unconsolidated affiliates - net        (6,462)       (1,650)       (1,109)
    Cash distribution from unconsolidated affiliate                   7,030             -             -
    Proceeds from sale of assets                                     13,317         3,000             -
        Net cash flows required for investing activities            (52,145)      (70,557)      (67,490)

NET INCREASE (DECREASE) IN CASH                                       9,277            28             -

CASH AND CASH EQUIVALENTS AT BEGINNING OF
    PERIOD                                                               48            20            20

CASH AND CASH EQUIVALENTS AT END OF PERIOD                       $    9,325    $       48    $       20



                                   INDIANA ENERGY, INC.
                                 AND SUBSIDIARY COMPANIES

                                CONSOLIDATED BALANCE SHEETS

                                         ASSETS
                                      (Thousands)


                                                                               September 30
                                                                            1998          1997
CURRENT ASSETS:
    Cash and cash equivalents                                          $     9,325   $        48
    Accounts receivable, less reserves of
        $900 and $1,784, respectively                                       10,939        22,318
    Accrued unbilled revenues                                                6,453         8,964
    Liquefied petroleum gas - at average cost                                  883           872
    Gas in underground storage - at last-in,
        first-out cost                                                      19,373        19,240
    Recoverable gas costs                                                        -         5,843
    Prepayments and other                                                    5,483         3,766
                                                                            52,456        61,051

INVESTMENTS IN UNCONSOLIDATED AFFILIATES                                    32,186        24,549

UTILITY PLANT:
    Original cost                                                          937,977       951,617
    Less - accumulated depreciation and amortization                       370,872       361,936
                                                                           567,105       589,681

NONUTILITY PLANT:
    Original cost                                                           55,225         4,114
    Less - accumulated depreciation and amortization                        12,613           779
                                                                            42,612         3,335

DEFERRED CHARGES:
    Unamortized debt discount and expense                                   12,954         7,074
    Regulatory income tax asset                                              1,778             -
    Other                                                                    3,259         5,155
                                                                            17,991        12,229

                                                                       $   712,350   $   690,845



                                 INDIANA ENERGY, INC.
                              AND SUBSIDIARY COMPANIES

                             CONSOLIDATED BALANCE SHEETS

                         LIABILITIES AND SHAREHOLDERS' EQUITY
                              (Thousands except shares)


                                                                                September 30
                                                                            1998          1997
CURRENT LIABILITIES:
    Maturities and sinking fund requirements of long-term debt         $    10,119   $    35,272
    Notes payable                                                           33,705        23,800
    Accounts payable                                                        19,416        25,523
    Refundable gas costs                                                    10,730             -
    Customer deposits and advance payments                                  19,229        20,405
    Accrued taxes                                                            4,728         8,659
    Accrued interest                                                         1,974         2,629
    Other current liabilities                                               26,319        31,817
                                                                           126,220       148,105

DEFERRED CREDITS AND OTHER LIABILITIES:
    Deferred income taxes                                                   60,448        55,205
    Accrued postretirement benefits other than pensions                     25,388        23,038
    Unamortized investment tax credit                                        9,313        10,243
    Regulatory income tax liability                                              -         1,874
    Other                                                                    2,061         1,992
                                                                            97,210        92,352

COMMITMENTS AND CONTINGENCIES                                                    -             -

CAPITALIZATION:
    Long-term debt                                                         183,489       157,791
    Common stock (no par value) - authorized 200,000,000
        shares - issued and outstanding 30,063,667 and
        30,107,391 shares, respectively (1)                                145,586       146,498
    Less unearned compensation - restricted stock grants                     1,207         1,589
                                                                           144,379       144,909
    Retained earnings                                                      161,052       147,688
        Total common shareholders' equity                                  305,431       292,597
                                                                           488,920       450,388


                                                                       $   712,350   $   690,845


(1) Adjusted to reflect the four-for-three stock split October 2, 1998.
